                                                                      Exhibit 99
Case Corporation

                                 BY-LAWS

                             Amended and Restated
                            As of December 9, 1998


                                 ARTICLE I

                                 OFFICES

     The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington. The Corporation may have such other offices at such other places, within or without the State of Delaware, as the business of the Corporation may require from time to time.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meeting: All meetings of the stockholders of the Corporation shall be held at such place or places, within or without the State of Delaware, as may from time to time be fixed by the Board of Directors (the "Board") and stated in the notice of meeting. If no designation is so made, the place of meeting shall be the principal office of the Corporation.

     Section 2. Annual Meetings: The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board and stated in the notice thereof, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these By-Laws.

     Section 3. Special Meetings: Special meetings of the stockholders shall be called only by the Chairman and Chief Executive Officer or by the Board pursuant to a resolution adopted by a majority of the total number of directors then in office. The business transacted at a special meeting shall be confined to the purposes specified in the notice thereof. Special meetings shall be held at such date and at such time as the Board may designate.

     Section 4. Notice of Meeting: Written notice of each meeting of stockholders, stating the place, date and hour of the meeting, and the purpose or purposes of each special meeting of stockholders, shall be mailed not less than ten nor more than 60 days before the date of such meeting to each stockholder entitled to vote thereat. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at the address of the stockholder as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by applicable law, the Certificate of Incorporation or these By-Laws. Any previously scheduled meeting of the stockholders may be postponed to another date, and any special meeting of the stockholders may be cancelled, by resolution of the Board upon public notice given prior to the date previously scheduled for such meeting of stockholders.

     Section 5. Quorum and Adjournment: Unless otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, at each meeting of stockholders the presence in person or by proxy of the holders of record of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall constitute a quorum at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority in voting power of the outstanding shares of such class or series entitled to vote shall constitute a quorum of such class or series for the transaction of such business.

     The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as may be required by applicable law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 6.  Notice of Business and Nominations:

          (a) Annual Meetings of Stockholders. Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation's notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board or (iii) by any stockholder of record who is entitled to vote at the meeting and complies with the notice procedures set forth in this Section 6.

     For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to this Section 6, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action.
To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation (i) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting, or (ii) not less than 45 days nor more than 75 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting, whichever period described in clause (i) or (ii) of this sentence first occurs; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

     Such stockholder's notice shall set forth: (i) all information relating to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director, required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and a written statement executed by such person acknowledging that, in such capacity, such person will owe a fiduciary duty, under the General Corporation Law of the State of Delaware, exclusively to the Corporation and its stockholders); (ii) a brief description of any other business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and, if such business includes a proposal to amend the By-Laws of the Corporation, the language of the proposed amendment; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and record address of such stockholder as it appears on the Corporation's books, and of such beneficial owner, (b) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and
(c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and as to whether such stockholder intends to appear in person or by proxy at the meeting to propose such business or nomination.

     If the stockholder has provided the Corporation with a notice as described above, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares, in the case of a nomination, to elect such nominee, and in the case of the proposal of other business, to carry such proposal. If the stockholder has not provided the Corporation with a notice as described in this Section 6, the stockholder shall not be entitled to deliver a proxy statement and a form of proxy to holders of shares.

     Notwithstanding anything in this Section 6 to the contrary, if the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 6 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 10 days following the day on which such public announcement is first made by the Corporation.

          (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation (a) who is a stockholder of record at the time the notice provided for in this Section 6 is delivered to the Secretary of the Corporation, (b) who shall be entitled to vote at the meeting and (c) who complies with the notice procedures set forth in this Section 6. If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by Section 6(a) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than 120 days prior to such special meeting and not later than the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

          (c) General. Only such persons who are nominated in accordance with the procedures set forth in this Section 6 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 6. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to (i) determine whether a nomination or any business proposed to be brought before the meeting was properly made or proposed in accordance with the procedures set forth in this Section 6 and (ii) if any proposed nomination or business is not in compliance with this Section 6, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted, and in either case such determination shall be final and binding on the Corporation.

     For purposes of this Section 6, "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

     Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this
Section 6.  Nothing in this Section 6 shall be deemed to affect any rights of
(i) stockholders to require inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of preferred stock to elect directors under specified circumstances.

     Section 7. Voting: Each stockholder shall, at every meeting of stockholders, be entitled to such vote in person or by proxy for each share of stock held by such stockholder as is provided in the Certificate of Incorporation (or, in the absence of such provision, as provided by applicable law). No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Every proxy shall be in writing (which shall include telegraphing or cabling or other electronic transmission) and shall be dated, but need not be sealed, witnessed or acknowledged. Voting at meetings of stockholders need not be by written ballot; provided, however, that a vote by ballot for the election of directors may be required if a resolution duly adopted by the stockholders of the Corporation so provides.

     If a quorum is present at any meeting of stockholders, any director to be elected at such meeting shall be elected by a plurality vote, and the vote of a majority of the votes entitled to be voted at such meeting by the holders of shares of stock present or represented by proxy thereat shall be sufficient for the transaction of any other business brought before the meeting, unless a different vote is required by applicable law, the Certificate of Incorporation or these By-Laws.

     Section 8. Stockholders List: The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 9. Special Voting Provisions: Whenever the provisions of applicable law or the Certificate of Incorporation provide that the holders of shares of stock of the Corporation of any class or series are entitled to vote as a separate class or series on any matter, then, notwithstanding any other provision of these By-Laws to the contrary, such holders shall be entitled to so vote and, to the extent the Certificate of Incorporation contains any provision with respect to the calling or holding of, or the quorum for, any meeting for the purpose of such vote, such provisions of the Certificate of Incorporation shall govern.

     Section 10. Inspectors: The Board by resolution shall appoint one or more Inspectors, which Inspector or Inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate Inspectors to replace any Inspector who fails to act. If no Inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more Inspectors to act at the meeting. Each Inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability. The Inspectors shall have the duties prescribed by law.

     At each meeting of the stockholders the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided, by the Inspectors.

     Section 11. Chairman: The Chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting. Every meeting of stockholders shall be chaired by the Chairman and Chief Executive Officer or, in his or her absence, such person as the Chairman and Chief Executive Officer shall appoint, or, in his or her absence or if the Chairman and Chief Executive Officer shall fail to make such an appointment, such person as shall be appointed by vote of any

Nominating Committee of the Board or, in its absence or if the Nominating Committee fails to make such an appointment, any executive officer of the Corporation elected by the Board.

                                  ARTICLE III

                              BOARD OF DIRECTORS

     Section 1.  Powers, Number, Method of Election, Terms of Office and
Qualification: The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authorities expressly conferred upon them by these By-Laws , the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by applicable law, the Certificate of Incorporation or these By-Laws required to be exercised or done by the stockholders. The number of directors that shall constitute the whole Board shall be not less than three nor more than 16 (exclusive of directors, if any, elected by the holders of the Corporation's preferred stock) and the exact number thereof within such limits shall be determined from time to time by resolution adopted by a majority of the total number of directors then in office.

     Nominations of persons for election to the Board may be made at a meeting of stockholders by or at the direction of the Board, by any Nominating Committee, by any other person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 6 of Article II of these By-Laws. The provisions of this paragraph shall not apply with respect to nominations of directors to be elected by the holders of any series of preferred stock, voting separately as a series or together with another series thereof, pursuant to the terms of any such series.

     Except as otherwise provided in the Certificate of Incorporation, a director shall hold office until the annual meeting of stockholders for the year in which his or her term expires and until a successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board may be filled as provided in Section 9 of this Article III. Except as otherwise provided in the Certificate of Incorporation, any director elected to fill a vacancy not resulting from an increase in the total number of directors shall have the same remaining term as that of his or her predecessor.

     Any director may resign his or her office at any time by delivering a resignation in writing to the Corporation, and the acceptance of such resignation unless required by the terms thereof shall not be necessary to make such resignation effective.

     No director who shall have attained the age of 70 shall be eligible for reelection as a director of the Corporation.

     Section 2. Meetings: The Board may hold its meetings in such place or places within or without the State of Delaware as the Board by resolution from time to time may determine.
Section 1.

     The Board may in its discretion provide for regular meetings of the Board. Notice of regular or stated meetings need not be given. No notice of any adjourned meeting need be given. Special meetings of the Board shall be held whenever called by direction of the Chairman and Chief Executive Officer or, in his or her absence, the President, if any, or by a majority of the total number of directors then in office. The person or persons authorized to call special meetings of the Board may fix the place and time of the meetings. The Secretary or any Assistant Secretary shall give notice of any special meeting to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, or orally by telephone. If by hand delivery or telephone, the notice shall be given at least 12 hours prior to the time set for the meeting. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least three days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular, stated or special meeting of the Board need be specified in the notice of such meeting, except for amendments to these By-Laws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting. Such notice may be waived by any director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     Members of the Board, or any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     Section 3. Election of Officers and Committees: At the first meeting of the Board following an annual meeting of stockholders, the Board shall proceed to the election of the officers of the Corporation and of the members of any committee of the Board to be elected.

     Section 4. Organization: The Chairman and Chief Executive Officer or, in his or her absence, the President, if any, or in their absence, a director chosen by a majority of the directors present, shall preside at and act as Chairman of each meeting of the Board. The Secretary or, in his or her absence, an Assistant Secretary designated by the Chairman of the meeting or, in case of the absence of the Secretary and all Assistant Secretaries, any person designated by the Chairman of the meeting, shall act as Secretary of each meeting of the Board.

     Section 5. Quorum: Except as otherwise required by applicable law, the Certificate of Incorporation or these By-Laws, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business, and the vote of the majority of the directors present at any meeting at which a quorum is present, shall be the act of the Board. If at any meeting of the Board a quorum is not present, a majority of the directors present may adjourn the meeting from time to time, without notice other than adjournment at the meeting, until a quorum shall be present. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of such number of directors to leave less than a quorum.

     Section 6. Action by Unanimous Consent: Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, at the time in office, consent thereto in writing, and the writing or writings are filed with the minutes of the proceeding of the Board or such committee.

     Section 7. Compensation of Directors: Each director, as such, shall be entitled to receive reimbursement for reasonable expenses incurred in attending meetings of the Board or any committee thereof or otherwise in connection with his or her attention to the affairs of the Corporation. In addition, each director, who is not at the time a regularly compensated officer or employee of the Corporation or any of its direct or indirect subsidiaries, shall be entitled to such fee for services as a director (and, if a member of any committee of the Board, such fee for services as such member) as may be fixed from time to time by the Board. Such fees may be fixed both for meetings attended and on an annual basis, or either thereof, and may be payable currently or deferred.

     Section 8. Committees: The Board may elect such committees, each to consist of one or more directors, as it may from time to time determine, which committees shall serve for such term and shall have and may exercise such duties, functions and powers as the Board may from time to time prescribe. All completed actions taken by any such committee shall be reported to the Board at the next succeeding Board meeting.

     Meetings of the committees may be called at any time by the Chairman and Chief Executive Officer, the President, if any, or the Chairman of the respective committee. A majority of the members of the committee shall constitute a quorum for the transaction of business and, except as expressly limited by these By-Laws or the resolution designating the committee, the act of a majority of the members present at any meeting at which there is a quorum shall be the act of such committee. Except as expressly provided in these By-Laws or the resolution designating the committee, a majority of the members of any such committee may select its Chairman, fix its rules of procedure, fix the time and place of its meetings and specify what notice of meetings, if any, shall be given.

     In the absence or disqualification of a member of any committee, the members of such committee present at any meeting, and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

     Section 9. Vacancies: Subject to applicable law and the rights of the holders of any series of preferred stock with respect to such series of preferred stock, and unless the Board otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the total number of remaining directors then in office, though less than a quorum of the Board, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the next following annual meeting of stockholders and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the entire Board shall shorten the term of any incumbent director.

                                  ARTICLE IV

                                   OFFICERS

     Section 1. Election and Term: The officers of the Corporation shall be a Chairman and Chief Executive Officer, a Secretary and such other officers as the Board may from time to time elect or authorize. Insofar as permitted by statute, the same person may hold two or more offices. Each such officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next following his or her election and until his or her successor is qualified, subject to death, resignation or to earlier removal as hereinafter provided.

     The Board shall elect any officer who, at the time of election, is subject to Section 16(a) and Section 16(b) of the Exchange Act. Unless determined otherwise by the Board, the Chairman and Chief Executive Officer shall be empowered to authorize and elect all such other officers as he or she deems appropriate, and is hereby designated a committee of the Board for this purpose.

     Any officer may be removed, with or without cause, at any time by the Board. Subject to the foregoing, any officer who is not elected by the Board shall hold office at the discretion of the Chairman and Chief Executive Officer. The Chairman and Chief Executive Officer may at any time in his or her discretion suspend, subject to approval of the Board at its next meeting, the authority of any officers elected by the Board.

     A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided in these By-Laws for election to such office.

     Section 2.  Authority and Duties of the Chairman and Chief Executive
Officer: The Chairman and Chief Executive Officer shall have general charge and management of the affairs, property and business of the Corporation, subject to the Board and the provisions of these By-Laws. The Chairman and Chief Executive Officer shall perform all duties assigned to him or her in these By-Laws and such other duties as may from time to time be assigned to him or her by the Board.

     The Chairman and Chief Executive Officer or, in his or her absence, such director as the Board may select, shall preside at all meetings of stockholders and the Board.

     Section 3. Authority and Duties of Other Officers: The Secretary or any Assistant Secretary shall attend and record the proceedings of all meetings of stockholders and the Board, and unless otherwise directed by any such committee, of all committees of the Board, in books kept for that purpose; shall see that all notices are given and records and reports properly kept and filed by the Corporation as required by applicable law, the Certificate of Incorporation or these By-Laws; shall have charge of and control over the records of the Corporation and the certificate books, transfer books and stock ledgers and such other books and papers as the Board may direct; shall be the custodian of the corporate seal and shall see that it is affixed to all documents to be executed on behalf of the Corporation under its seal; and shall perform such other duties as may be required by the Board or the Chairman and Chief Executive Officer.

     Each other officer of the Corporation shall have such powers and perform such duties as are incident to their respective offices or as may be designated by the Board or the Chairman and Chief Executive Officer, subject to the supervision and direction of the Board.

     Section 4. Compensation: Unless otherwise determined by the Board, the annual base salary, any executive perquisite, and any bonus or incentive award (exclusive of any stock option grant, stock award or other equity-based award) of any officer subject to Section 16(a) and Section 16(b) of the Exchange Act shall be fixed, or made, as the case may be, by the Compensation Committee. The annual base salary, any executive perquisite, and any bonus or incentive award for other officers and employees shall be fixed by the Chairman and Chief Executive Officer, unless otherwise required by resolution of the Board or provision of any relevant plan. Any stock option grant, stock award or other equity-based award intended to comply with the requirements of Rule 16b-3 under the Exchange Act to an officer who, at the time the grant or award is made or any other action is taken with respect thereto, is subject to Section 16(a) and
Section 16(b) of the Exchange Act shall be granted or awarded or acted upon solely by the Compensation Committee or a subcommittee thereof. Stock option grants, stock awards or other equity-based awards to other officers and employees or any other action taken with respect thereto shall be made or taken by the Chairman and Chief Executive Officer unless otherwise required by resolution of the Board or provision of any relevant plan, and the Chairman and Chief Executive Officer is hereby designated as a committee of the Board for this purpose.

     A report shall be made annually to the Compensation Committee by the Chairman and Chief Executive Officer detailing the compensation paid (including any stock option grant, stock award or other equity-based award, and any executive perquisite) to any officer or employee of the Corporation the sum of whose bonus or incentive awards for any calendar year and annual base salary for such year is $250,000 or more. The report shall contain such other data as the Compensation Committee from time to time shall deem appropriate.

                                   ARTICLE V

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 1. Right to Indemnification: The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent (an "indemnitee"), against all expense, liability and loss (including attorneys'
fees), judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Subject to Section 3 of this Article V, the Corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized by the Board.

     Section 2. Prepayment of Expenses: The right to indemnification conferred hereunder and all related rights shall be contract rights and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation promptly after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified hereunder or otherwise.

     Section 3. Claims: To obtain indemnification under this Article V, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph, a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (i) if requested by the claimant, by Independent Counsel (as defined below), or (ii) if no request is made by the claimant for a determination by Independent Counsel, (a) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as defined below), or (b) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (c) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. If the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a "Change-in-Control" as defined in the Severance Agreements (as defined on page 11 of the definitive proxy statement of the Corporation dated April 17, 1998), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made promptly after such determination.

     If a claim hereunder is not paid in full by the Corporation promptly after a written claim pursuant hereto has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     If a determination shall have been made pursuant to these By-Laws that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to the preceding paragraph. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant hereto that the indemnification procedures and presumptions of this Article V are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions thereof.

     Section 4. Nonexclusivity of Rights: The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred herein shall not be exclusive of any other right which any person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Article V shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

     Section 5. Other Indemnification: The Corporation's obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person has collected as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

     Section 6. Amendment or Repeal: Any repeal or modification of the provisions of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

     Section 7. Insurance: The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.
To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 8 of this Article V, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

     Section 8. Employees and Agents: Unless otherwise determined by the Board, the Chairman and Chief Executive Officer or the General Counsel may from time to time grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     Section 9. Enforceability: If any provision or provisions of this Article V shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions thereof (including, without limitation, each portion of any section thereof containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions thereof (including, without limitation, each such portion of any section thereof containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 10. Continuation: The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 11.  Definitions:  For purposes of this Article V:

          (a) "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

          (b) "Independent Counsel" means a law firm, a member of a law firm or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Article V.

     Section 12. Notices: Any notice, request or other communication required or permitted to be given to the Corporation hereunder shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

                                  ARTICLE VI

                     CERTIFICATE FOR SHARES OF STOCK, ETC.

     Section 1. Stock Certificates: Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman and Chief Executive Officer, the President, if any, or any Vice Chairman and by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder of stock in the Corporation. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate a statement that the Corporation will furnish without charge to each stockholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     If a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee or (ii) a registrar other than the Corporation or its employee, the signatures thereon of the officers of the Corporation may be facsimiles. If any officer who has signed, or whose facsimile has been placed upon a certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of issue.

     Section 2. Recognition of Persons as Stockholders: The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of a share or shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

     Section 3. Regulations, Transfer Agents and Registrars: The Board shall have power and authority to make all such rules and regulations, subject to any applicable requirement of law, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock. The Board may appoint one or more transfer agents and registrars of transfer and may require all stock certificates to bear the signature of a transfer agent and/or a registrar of transfer so appointed.

     Section 4. Lost, Destroyed or Stolen Certificates: The Board may prescribe reasonable requirements (including a sufficient indemnity bond) for the issue of a new certificate of stock to replace a certificate theretofore issued by the Corporation and claimed to have been lost, destroyed or wrongfully taken.

     Section 5. Fixing Date for Determination of Stockholders of Record: In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.

     The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be fixed in accordance with
Section 2 of Article VII of these By-Laws.

                                  ARTICLE VII

                         CONSENTS TO CORPORATE ACTION

     Section 1. Consents in Lieu of Voting: Whenever the vote of stockholders or any class or classes of stockholders at a meeting thereof is to be taken for or in connection with any corporate action, the meeting and vote of the stockholders of such class or classes of stockholders may be dispensed with upon the written consent to such corporate action of stockholders having not less than the minimum percentage of the total number of votes which would be required to authorize and approve such corporate action at a meeting at which all of the outstanding shares of such class or classes are voted. Prompt notice of the taking of such corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing at their respective addresses appearing on the records of the Corporation.

     Section 2. Record Date: The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board or as otherwise established under this Section. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall by written notice addressed to the Secretary and delivered to the Corporation, request that a record date be fixed for such purpose. The Board may fix a record date for such purpose which shall be no more than ten days after the date upon which the resolution fixing the record date is adopted by the Board and shall not precede the date such resolution is adopted. If the Board fails within ten days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in Section 3 of this Article VII, unless prior action by the Board is required under the General Corporation Law of the State of Delaware, in which event the record date shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

     Section 3. Procedures: Every written consent purporting to authorize or to take corporate action and/or related revocations (each such written consent and related revocation is referred to in this Article VII as a "Consent") shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by this Section 3, Consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation in the manner described below.

     A Consent shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

     In the event of the delivery to the Corporation of a Consent, the Secretary of the Corporation shall provide for the safekeeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by stockholder consent as he or she deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board, the Secretary of the Corporation shall promptly designate two persons, who shall not be members of the Board, to serve as Inspectors with respect to such Consent and such Inspectors shall discharge the functions of the Secretary of the Corporation under this Section 3. For the purpose of permitting the Inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the Inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with this Section 3 represent at least the minimum number of votes that would be necessary to take the corporate action. If after such investigation the Secretary or the Inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Section 3, the Secretary or the Inspectors (as the case may be) may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate, to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors. Nothing contained in this
Section 3 shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the Secretary or the Inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

                                 ARTICLE VIII

                                 MISCELLANEOUS

     Section 1. Corporate Seal: The corporate seal shall have inscribed the name of the Corporation, the word "Delaware" and such other words or designs as the Board may designate. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced or otherwise inscribed.

     Section 2. Waiver: Whenever any notice whatsoever is required to be given by applicable law, the Certificate of Incorporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board or committee thereof need be specified in any waiver of notice of such meeting.


     Section 3. Amendments: These By-Laws may be altered, amended or repealed, and new By-Laws may be adopted, by a majority vote of the total number of directors then in office or by a vote of stockholders owning a majority of the outstanding stock of the Corporation entitled to vote.


     Section 4. Interpretation: In these By-Laws, unless a clear contrary intention appears, the singular number includes the plural number and vice versa, and reference to either gender includes the other gender.